SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) July 14, 1998
                                  ----------------




                           GENERAL MOTORS CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




   100 Renaissance Center, Detroit, Michigan                 48243-7301
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------


















                                    - 1 -
ITEM 5. OTHER EVENTS

         (a) On July 14, 1998, a news release was issued on the subject of GM's filing of a complaint against the UAW in the U.S. District Court. The news release was as follows:

                        GM FILES COMPLAINT IN U.S. COURT

DETROIT -- The following statement is attributable to Thomas A. Gottschalk, Senior Vice President and General Counsel of General Motors: General Motors has filed a complaint this morning in the United States District Court in Detroit seeking to compel immediate arbitration of its grievance that the current strikes in Flint, Michigan violate the no-strike clause of the 1996 GM-UAW National Agreement. The complaint also seeks injunctive relief and damages against the UAW. The suit names the International Union, Local Union Nos. 651 and 659, and certain other agents as defendants.

The suit is based on the 1996 collective bargaining agreement which allows local unions to strike only over very specific and defined categories of disputes and requires the International Union and all its local unions to resolve all other disputes through the grievance and arbitration procedures contained in the National Agreement without resorting to strikes. Union representatives have made clear to GM and the media that the real issues behind the Flint walkouts relate to capital investment and product allocation decisions affecting the Flint Metal Center and to sourcing decisions affecting the Delphi Flint East plant. None of these issues are strikeable under the National Agreement. Further, the National Agreement requires that these disputes be submitted to binding arbitration. GM has filed a grievance under the Agreement asking that the Umpire find that the Union is in breach of its commitments in the National Agreement.

The hardship caused by the Union's breach of its no-strike agreement is expanding daily with too little progress being made at the bargaining table. GM has pressed for an expedited hearing on its grievance. The Union has not agreed to expeditiously resolve this matter through the Umpire, who is a neutral arbitrator, whether the current strikes are permitted under the contract. Consequently, GM has filed this contract action. The first step will be to seek expedited submission of the issue of the Union's breach of its no-strike agreement to the GM-UAW Umpire for prompt resolution. At subsequent phases of the proceedings, GM reserves the right to apply for appropriate injunctive relief to return its workers to their jobs and to establish the damages resulting from the Union's breach of its commitment.

                                  # # # # #

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    July 14, 1998
        -----------------
                                            By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)

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